Exhibit 99.1

Montage Resources Corporation Increases Second Quarter and Full Year 2020 Production Guidance

IRVING, TX - June 2, 2020- (BUSINESS WIRE) – Montage Resources Corporation (NYSE: MR) (the “Company” or “Montage Resources”) today announced an increase in its full year and second quarter 2020 production guidance along with an organizational update.

Updated Production Guidance:

•

In connection with improving crude oil and NGL commodity prices, the Company began increasing its previously curtailed production during the month of May. As of June 1, 2020, the Company has returned substantially all its previously curtailed production to sales due to the significant improvement in cash margins

•

Due to continued operational outperformance and the return of its previously curtailed production to sales sooner than anticipated, the Company is increasing its full year production guidance for 2020 to 565 – 585 MMcfe per day, an increase of approximately 2% over the midpoint of its previous full year 2020 production guidance of 555 – 575 MMcfe per day

•	The Company now expects its second quarter 2020 production will average between 535 – 555 MMcfe per day

Organizational Update:

Effective June 1, 2020, Matthew Rucker, who previously served as Executive Vice President, Resource Planning and Development, has been named Executive Vice President and Chief Operating Officer. Mr. Rucker replaces Oleg Tolmachev, the former Chief Operating Officer of the Company, whose employment with the Company ended June 1, 2020.  In his new role, Mr. Rucker has assumed responsibility over the Company’s operations in the Ohio Utica and Marcellus Shales along with oversight of the Company’s drilling and completion operations. In addition, Mr. Rucker will continue to oversee the Company’s reservoir engineering, land and geology departments.

John Reinhart, President and CEO, commented on the Company’s increased production guidance and organizational update, “The Company has remained very responsive to the changing industry environment.  Upon realizing an accelerated rebound in oil pricing and cash margins, the Company moved very quickly to return its previously curtailed condensate production back to sales.   These actions continue to reflect the agility of the Company as well as management’s priorities of cash flow generation and balance sheet protection.

Matthew’s progression into the Chief Operating Officer role will benefit the Company greatly due to his extensive background in operations, reservoir, planning, land and other functions that contribute to our overall business strategy.  He has been integral to the Company’s successful pro forma strategy implementation over the past year.  We look forward to his continued positive impact on the business.  We also want to thank Oleg for his contributions and wish him well in his future endeavors.”

About Montage Resources

Montage Resources is an exploration and production company with approximately 195,000 net effective core undeveloped acres currently focused on the Utica and Marcellus Shales of Southeast Ohio, West Virginia and North Central Pennsylvania. For more information, please visit the Company’s website at www.montageresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this press release, including statements regarding Montage Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, and plans and objectives of management, are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “goal,” “will,” “would,” ”should,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” ”efforts,” “continue,” “position,” “potential,” “committed,” “target, ”project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Montage Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Montage Resources’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission on March 10, 2020 (the “2019 Annual Report”) and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

Forward-looking statements may include, but are not limited to, statements about business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing properties and timing related thereto; realized natural gas, NGLs and oil prices and the volatility of those prices; write-downs of natural gas and oil asset values due to declines in commodity prices; timing and amount of future production of natural gas, NGLs and oil; hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under commercial agreements; marketing of natural gas, NGLs and oil; leasehold and business acquisitions leasehold and business acquisitions and joint ventures; leasehold terms expiring before production can be established and costs to extend such terms the costs, terms and availability of gathering, processing, fractionation and other midstream services; the costs, terms and availability of downstream transportation services; credit markets; uncertainty regarding future operating results, including initial production rates and liquid yields in type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical, including, without limitation, the guidance set forth herein.

Montage Resources cautions you that all these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, the severity and continued duration of the COVID-19 pandemic, related economic effects and the resulting negative impact on the demand for natural gas, NGLs and oil; operational challenges relating to the COVID-19 pandemic, including logistical challenges, protecting the health and well-being of the Company’s employees, remote work arrangements, performance of counterparty contracts and supply chain disruptions; legal and environmental risks; drilling and other operating risks; regulatory changes, including U.S. federal, state and local tax regulatory changes; commodity price volatility and declines in the price of natural gas, NGLs, and oil; inflation; lack of availability of drilling, production and processing equipment and services; counterparty credit risk; the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital; risks associated with the Company’s level of indebtedness; the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the 2019 Annual Report and in Montage Resources’ other filings and reports with the Securities and Exchange Commission.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement and are based on assumptions that Montage Resources believes to be reasonable but that may not prove to be accurate. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Montage Resources or persons acting on its behalf may issue. Except as otherwise required by applicable law, Montage Resources disclaims any duty to update any forward-looking statements to reflect new information or events or circumstances after the date of this press release.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact:

Montage Resources Corporation

Douglas Kris, Investor Relations

469-444-1736

dkris@mresources.com